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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MARCH 8, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 001-31810                 22-3720962
     (State or other       (Commission File Number)       (IRS Employer
       jurisdiction                                    Identification No.)
    of incorporation)


55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                 07960
  (Address of principal executive offices)                (Zip Code)


                                 (973) 290-0080
              (Registrant's telephone number, including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Access Integrated Technologies, Inc., a Delaware corporation (the "Company"), is voluntarily providing the financial statements of Hollywood Software, Inc.
("Hollywood SW") and the pro forma information described below, which were previous filed in the Company's Registration Statement on Form SB-2, filed with the SEC on July 2, 2004 and declared effective by the SEC on July 20, 2004, for the acquisition of Hollywood SW that was consummated on November 3, 2003.

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Hollywood SW's audited financial statements for the year ended on March 31, 2002 and 2003 and unaudited financial statements for the three and six months ended on September 30, 2003 are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

(B)   PRO FORMA FINANCIAL INFORMATION

The Company's unaudited pro forma condensed combined balance sheet for the year ended March 31, 2004 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(C)   EXHIBITS

      The following exhibit is furnished as part of this report:

     99.1 Audited balance sheet of Hollywood Software, Inc. as of March 31, 2002 and 2003, and the related statements of operations, stockholders' equity and cash flows for the years then ended.

     99.2 Unaudited balance sheet of Hollywood Software, Inc. as of September 30, 2003 and the unaudited statements of operations, stockholders' equity and cash flows for the three and six months ended September 30, 2002 and 2003.

     99.3 Unaudited pro forma condensed combined statements of operations of Access Integrated Technologies, Inc. for the year ended March 31, 2004.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ACCESS INTEGRATED TECHNOLOGIES, INC.



                             By: /S/ GARY S. LOFFREDO
                                ---------------------
                                Name:   Gary S. Loffredo
                                Title:  Senior Vice President - General Counsel


                                 Dated: March 8, 2005



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                                  EXHIBIT INDEX


     99.1 Audited balance sheet of Hollywood Software, Inc. as of March 31, 2002 and 2003, and the related statements of operations, stockholders' equity and cash flows for the years then ended.

     99.2 Unaudited balance sheet of Hollywood Software, Inc. as of September 30, 2003 and the unaudited statements of operations, stockholders' equity and cash flows for the three and six months ended September 30, 2002 and 2003.

     99.3 Unaudited pro forma condensed combined statements of operations of Access Integrated Technologies, Inc. for the year ended March 31, 2004.





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